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                                                                   EXHIBIT 23.3






             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 1996, which appears on page F-1 of Form 10-K for the year ended December 31, 1995 of HealthPlan Services Corporation.





/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Tampa, Florida
June 28, 1996